Exhibit 10.3

Senior Executive
Life Insurance Plan

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Contents

Your Senior Executive Life Insurance Plan	1
Summary of Your Senior Executive Life Insurance Coverage	2
Eligibility/When Coverage Begins	3
Group Variable Universal Life Insurance	4
Survivor Income Benefit	5
Emergency Death Benefit	6
Olin Corporate Owned Life Insurance	7
Taxes	8
Beneficiary	9
How Long the Senior Executive Life Insurance Plans Continue	10
Plan Limitations	11
Claiming Benefits	12
Converting your Coverage	13
Plan Administration	14
Plan Facts	16
Definitions	17

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Your Senior Executive Life Insurance Plan

While you are working, those who depend on you rely on your income to meet day-to-day living expenses. However, if you die, that income would be lost. Recognizing the importance of life insurance to your family’s security and to your peace of mind, Arch provides programs, which enable you to protect your survivors.

Understanding this section in conjunction with the Accidental Death and Dismemberment and Travel Accident sections will give you a complete picture of your Company-provided Life Insurance Plans.

In addition to the benefits described in this handbook that are provided by Arch, you may also purchase Group Universal Life Insurance. This insurance coverage is not an Arch-sponsored benefit nor does Arch pay any of its premiums. Therefore, it is not considered an “ERISA benefit” and is not subject to ERISA regulations. Arch does, however, offer the convenience of payroll deducted premiums should you elect to participate in the Group Universal Life Insurance program. This program is administered by Marsh@WorkSolutions, PO Box 9122, Des Moines, IA 50306-9122. Telephone number 1 (800) 293 2818. Enrollment materials are available from your local Benefits Administrator.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Summary of Your Senior Executive Life Insurance Coverage

Employees who qualify as Senior Executives have the following coverage(s) that may provide a death benefit if they die while in Active Service of the Company. This is a brief summary; you should read the complete descriptions for more details.

Group Variable Universal Life Insurance
Provides a life insurance death benefit equal to four times your Annual Salary rounded to the next $1,000. For example, if your salary is $208,525 your benefit would be $835,000 ($208,525 x 4 = $834,100 which is rounded to $835,000).

Survivor Income Benefit	Provides your spouse with monthly payments equal to 30% of your Monthly Salary (40% if you have eligible children).

$5,000 Corporate Owned Life Insurance (Olin COLI) Death Benefit	Certain Senior Executives of Arch who were in Full-time Active Service with Olin on December 31, 1992, and who meet all other eligibility criteria will be entitled to a $5,000 Olin COLI death benefit.

Emergency Death Benefit	In the event you die while in the Active Service of the Company, an emergency death benefit equal to one month’s salary will be paid according to local personnel policy.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Eligibility/When Coverage Begins

You are eligible for immediate coverage described in this section if you are a Senior Executive of Arch. A Senior Executive, for the purpose of this coverage, is a Full-time domestic employee of the company whose Hay Points have been determined to be 1,182 or higher. Hay Points are assigned to your position through Arch’s job evaluation process.

If you were a Full-time salaried or non-bargaining hourly employee of Olin Corporation on December 31, 1992, or receiving Short Term Disability benefits on that day, and you die while in Active Service with Arch, your Beneficiary will be entitled to a $5,000 Olin COLI death benefit.

The following categories of employees are ineligible for this benefit:

•	Bargaining employees;
•	Temporary or part-time employees;
•	Employees who die after their last day of Active Service with Arch;
•	Employees who were on Long Term Disability as of December 31, 1992; and
•	Employees of AEGIS, Inc., OCG Microelectronics Material, Inc. OIT Holding Corporation (formerly known as Indy), or foreign subsidiaries.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Group Variable Universal Life Insurance

Eligibility	Employees who qualify as Senior Executives have the following coverage(s) that provide a death benefit if they die while in Active Service of the Company.

Premiums
Under this program, Arch remits premiums on your behalf to a Group Variable Universal Life Insurance policy, which will provide a death benefit that is equal to four times your Annual Salary rounded to the next $1,000.

You may also choose to make voluntary contributions to the policy. Such contributions (which are made on an after-tax basis) will serve to increase the policy cash value. You may withdraw the cash value attributed to these voluntary contributions at any time.

Termination	Upon termination, you will be able to continue your coverage by paying premiums directly to Paragon Life.

The Group Variable Universal Life Insurance is administered and insured by Paragon Life, 190 Carondelet Plaza, St. Louis, MO 63105

The program administrator will mail to you a quarterly statement of your life insurance death benefit and cash values. This information is also available online at www.paragonlifeservice.com.

Changes in Amount of Insurance
Your coverage amount and age-based premium will change on July 1st of each year. If you’re not at work on the day the amount of your coverage is scheduled to change, the change will be delayed until you return to work Full-time.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Survivor Income Benefit

In the event you die while in the Active Service of the Company, your surviving spouse will receive a monthly benefit equal to 30% of your Monthly Salary, up to a maximum benefit of $6,000 per month, until he or she reaches age 65. If you have eligible children, your spouse will receive an additional monthly payment equal to 10% of your Monthly Salary up to a maximum payment of $2,000 per month. This additional payment will continue until your children are all at least age 25 or married, whichever is earlier.

If your spouse should die following your death, your eligible children, or their guardian, will continue to receive the monthly benefit equal to 10% of your Monthly Salary until your children are all at least age 25, or married, whichever is earlier.

The monthly benefit paid on behalf of the children is the same 10% of Monthly Salary regardless of the number of eligible children. For example, if your Monthly Salary was $10,000 at the time of your death and you had 2 eligible children, the total monthly benefit paid on behalf of the children would be $1,000 (10% of $10,000).

Premiums	Arch pays the full premium for the Survivor Income Benefit.

Changes in Amount of Insurance
The death benefit that is payable from the Survivor Income Benefit will automatically keep pace with changes in your Annual Salary. Your coverage will change on the day your salary changes. If you’re not at work on the day the amount of your coverage is scheduled to change, the change will be delayed until you return to work Full-time.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Emergency Death Benefit

In the event you die while in the Active Service of the Company, your spouse, or your life insurance Beneficiary, if you do not have a spouse, will receive a death benefit equal to one month’s salary to help defray funeral expenses and other costs associated with your death.

This benefit is administered locally by your business unit. The payment is made through Arch’s payroll system.

Note: This benefit is not available for an employee who is receiving Long Term Disability Payments at the time of death.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Olin Corporate Owned Life Insurance

The beneficiary of certain employees of Arch, or an affiliate, who die while in Active Service of the Company, may be entitled to a special $5,000 Olin COLI death benefit. This benefit is payable to your beneficiary if you die while in the Active Service of the Company and you were a salaried or non-bargaining hourly employee of Olin on December 31, 1992, or receiving Short Term Disability payments on that date.

The beneficiary for this Plan is deemed to be the beneficiary of record for Group Variable Universal Life Insurance.

Premiums	Olin is responsible for any premiums due on this policy

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Taxes

Group Variable Universal Life Insurance/Survivor Income Benefit
Participants are subject to Federal and State Income Tax as well as FICA tax on the amount of premiums remitted on their behalf each year to the Group Variable Universal Life Insurance Program. Your taxable income will be calculated for you and reported on your W-2 form each year.

Death benefits paid from the Group Variable Universal Life Insurance Program are treated as a life insurance benefit and, as such are not subject to Federal, State or FICA tax. However, the benefit may be included in the participant’s estate for estate tax purposes.

A portion of the Survivor Income Benefit may be subject to Federal and State income tax.

Emergency Death Benefit/Olin Corporate Owned Life Insurance
The death benefits paid as an Emergency Death Benefit and the $5,000 Olin COLI death benefit are included as taxable income for Federal and State income tax purposes. However, for Federal income tax purposes, there is a one-time exclusion from income of up to $5,000 of cumulative death benefit proceeds.

Other	This is a very brief description of tax consequences. You should consult with your tax advisor concerning the specific taxes associated with these benefits.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Beneficiary

When you become eligible for the Arch Senior Executive death benefits, you will be asked to name a beneficiary, someone who will receive payments from the Plan’s if you die.

You may choose anyone you wish as your beneficiary(ies). You may want to name a contingent beneficiary(ies) in case your primary beneficiary dies before you do.

If the beneficiary is not living when you die, your death benefits will be paid to your estate.

It is important to review the names of your beneficiary(ies) periodically so that the benefits will be paid to those you want protected. For example, if your marital status changes or your dependents change, you may want to make a new beneficiary designation. You should also advise your local Benefits Administrator of address changes for your beneficiary(ies). This will help prevent delays in benefit payments.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

How Long the Senior Executive Life Insurance Plans Continue

In the Following Situation:	This Happens to Your Coverage:

You Voluntarily Terminate Employment (Including Retirement & Resignation)
Coverage for Group Variable Universal Life Insurance, Survivor Income Benefit, Emergency Death Benefit and Olin COLI continues through the end of the month in which you terminate Full-time employment. You may, however, continue the Group Variable Universal Life Insurance by paying the applicable premium to Paragon Life.

You are Receiving Severance or Job Transition Benefits
Coverage for Group Variable Universal Life Insurance, Survivor Income Benefit, Emergency Death Benefit and Olin COLI continues as though you were actively at work while you are receiving Job Transition benefits or Severance payments. When your Severance or Job Transition Benefits end, you may continue the Group Variable Universal Life Insurance by paying the applicable premium to Paragon Life.

You are Receiving Short Term Disability benefits
Coverage for Group Variable Universal Life Insurance, Survivor Income Benefit, Emergency Death Benefit and Olin COLI will continue and will be equal to the amount of coverage you had immediately before your disability began.

You are Receiving Long Term Disability benefits
Coverage for Group Variable Universal Life Insurance, Survivor Income Benefit, Emergency Death Benefit and Olin COLI will continue and will be equal to the amount of coverage you had immediately before your disability began. Coverage will continue for the period you are entitled to LTD payments and cease upon your retirement.

Your Emergency Death Benefit coverage ends when you are on Long Term Disability.

You are on an Unpaid Leave of Absence
Coverage for Group Variable Life Insurance, Survivor Income Benefit, Emergency Death Benefit and Olin COLI ceases at the end of the month in which your leave begins. You may continue coverage for Group Variable Universal Life Insurance and Survivor Income Benefit for the length of your leave provided you pay the entire premium.

The Plan is Terminated or Changed so that it no Longer Covers your Employee Group	You may continue the Group Variable Universal Life Insurance by paying the applicable premium to Paragon Life. All other coverage ends.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Plan Limitations

Each state has different rules regarding payment to a particular Beneficiary. For example, in some states, the Beneficiary who is convicted of having caused the death of the participant may not be entitled to death benefits. In this case, the benefit would be paid to the estate.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Claiming Benefits

If you die, the Company will contact your beneficiary(ies) as soon as possible to explain what benefits are payable and the forms of payment available.

It is very important to be sure that your beneficiary designation reflects the person(s) you want to receive the benefit, and that their name(s) and address(es) are correct.

If the person(s) can’t be found, the benefit may be paid to your estate. This will delay or prevent the funds from reaching those you want protected.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Converting Your Coverage

Group Variable Universal Life Insurance	When Arch is no longer contributing to your Group Variable Universal Life Insurance, you can continue your life insurance by paying the applicable premiums directly to Paragon Life.

Survivor Income Benefit, Emergency Death Benefit and $5,000 Olin COLI Death Benefit	There are no conversion privileges for these benefits.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Plan Administration

Questions	Questions about the Plan provisions should be directed to your local Benefits Administrator.

Plan Administrator	The Plan Administrator is the Welfare and Fringe Benefit Review Committee (the “Committee”) of Arch Chemicals, Inc.

The Plan Administrator has absolute authority to interpret the terms of the Plan and to determine any and all matters arising under the Plan or in connection with its administration, including, without limitation, questions concerning eligibility for, and entitlement to, Plan benefits. Any interpretation or determination made pursuant to such discretionary authority shall be binding on all persons claiming to have an interest under the Plan and given full force and effect.

The Committee may adopt rules for the administration of the Plan and the conduct of its business. A majority of the members of such Committee shall constitute a quorum for transaction of business. All resolutions or other action taken by the Committee shall be by the vote of at least a majority of the members present at a meeting, or without a meeting by an instrument signed by a majority of the members.

The Plan Administrator, and any other fiduciary designated in the Plan, such as the Claims Administrator, may use, employ, discharge, or consult with one or more individuals, corporations, or other entities with respect to advice regarding responsibilities, obligations, or duties in connection with this Plan. Arch Chemicals may also designate other individuals, corporations, or other entities, who are not named fiduciaries in the Plan to carry out fiduciary responsibilities, obligations and duties with respect to this Plan. Such delegation may be revoked or modified at any time.

Claims Administrator	The Group Variable Universal Life Insurance is administered and insured by Paragon Life, 190 Carondelet Plaza, St. Louis, MO 63105, 1-800-846-0124 or online at www.paragonlifeservice.com.

Plan Documents
The Plan Document is this Plan description for the Emergency Death Benefit and the $5,000 Olin COLI Death Benefit. For Group Variable Universal Life the applicable plan document is the individual insurance policy. For the Survivor Income Benefit, the Metropolitan Life Insurance Company master policy.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Plan Amendment or Termination
Arch Chemicals fully expects that the Senior Executive Life Insurance Plans will continue indefinitely, but reserves the right by resolution of its Board of Directors or any duly authorized Committee or officer to amend, modify or terminate the Plan at any time and without notice. This includes the right to amend, modify or terminate benefits available to retirees or any other group of employees.

ERISA Rights	See the ERISA section of your benefits book for details regarding your rights under ERISA.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Plan Facts

Plan Name	Arch Chemicals, Inc. Health and Welfare Benefit Plan.

Employer Identification Number	06-1526315

Plan Number	501

Plan Sponsor
Arch Chemicals, Inc., 501 Merritt 7, Norwalk, CT 06856-5204, (203) 229-2900. Participants and Beneficiaries may receive, upon written request, information as to whether a particular employer or employee organization is a sponsor of the Plan, and if so, the sponsor’s address.

Plan Administrator and Named Fiduciary	The Welfare and Fringe Benefit Review Committee, located at the same address as the Plan Administrator. Phone (203) 229-2900.

Agent for Service of Process	The Secretary of Arch Chemicals, Arch Chemicals, Inc., 501 Merritt 7, Norwalk, CT 06856, (203) 229-2900. Service of legal process may also be made on the Plan Administrator and the Plan Trustee.

Plan Year	January 1 to December 31 of the calendar year.

Plan Type	Welfare

Type of Coverage	Life Insurance

Plan Funding
Arch’s contributions for the Group Variable Universal Life Insurance are paid in premiums to a group universal life insurance policy insured by Paragon Life 190 Carondelet Plaza, St. Louis, MO 63105. Arch’s contributions for Survivor Income Benefit are paid in premiums to Metropolitan Life Insurance Company, P. O. Box 102047, Atlanta, GA 30368-0047. Metropolitan determines the benefits payable under the provisions of the Plan. Arch pays the full cost of the Emergency Death Benefit from its general operating funds. Olin pays the full cost of the $5,000 Olin COLI Death Benefit from its general operating funds.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005

Definitions

Active Service
The period in which a Full-time employee is receiving regular salary payments, or Short Term Disability payments. Additionally, periods in which the employee is receiving Long Term Disability payments, Job Transition Benefits or severance benefits may also be included as periods of Active Service.

Annual Salary	Your annual earnings, not including overtime, shift differential, bonus, or other premium pay.

Beneficiary(ies)	The person or persons who will receive death benefits from the Plans if you die.

Benefits Administrator	The individual at your work location who is responsible for assisting employees with benefits.

Full-time Employee	An employee who is scheduled to work at least 20 hours a week on a continuous basis.

Monthly Salary	Your monthly earnings, not including overtime, shift differential, bonus, or other premium pay.

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Arch Chemicals, Inc. - Senior Executive Life Insurance Plan
December 1, 2005